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                                                                   Exhibit 10.13
                                 DAY RUNNER, INC
                              Schedule of Warrants

                        No. of      Exercise        Date         Date of
Holder                  Shares       Price       of Issue      Expiration   Vesting Schedule
- ------                  ------      --------     --------      ----------   ----------------

Higgins, James           50,000     $11.78125     12/04/96       12/03/03    60    equal    monthly     installments
                                                                             commencing 01/01/971

Higgins, Jill            50,000     $11.78125     12/04/96       12/03/03    60    equal    monthly     installments
                                                                             commencing 01/01/971

Miller, Charles          38,000(2)  $11.78125     12/04/96       12/03/03    Original  warrant covered 50,000 shares
                                                                             and   vested   in  60   equal   monthly
                                                                             installments commencing 01/01/971

Rachlin, Alan            50,000      $6.00        03/09/93       01/22/03    4,166 on  03/09/93;  45,834 in 11 equal
                                                                             monthly     installments     commencing
                                                                             03/20/93

Rachlin, Alan            50,000      $6.25        01/16/94       01/16/04    12    equal    monthly     installments
                                                                             commencing 02/14/94

Rachlin, Alan            50,000      $9.50        08/15/94       08/15/04    12    equal    monthly     installments
                                                                             commencing 08/29/94

Rachlin, Alan            50,000      $9.50        07/28/95       07/28/05    24    equal    monthly     installments
                                                                             commencing 08/28/95

Rachlin, Alan            50,000     $11.78125     12/04/96       12/03/03    60    equal    monthly     installments
                                                                             commencing 01/01/971

Rachlin, Alan            50,000     $12.8125      04/22/97       04/22/07    24    equal    monthly     installments
                                                                             commencing 05/22/97

Willat, Boyd             50,000     $11.78125     12/04/96       12/03/03    60    equal    monthly     installments
                                                                             commencing 01/01/971





     (1)The Warrant also contains the following provision with respect to the right to exercise the Warrant: "Notwithstanding the foregoing, if [the Holder] shall cease to be a director of the Company for any reason or no reason ("Termination"), whether such Termination is permanent or temporary, then after the effective date of such Termination and through the end of the Warrant Term the Holder may exercise the Warrant to purchase only such number of Shares that the Holder would have been entitled to purchase on the effective date of such Termination in accordance with the foregoing. To the extent that the Holder shall not have been entitled to exercise any portion of the Warrant on the effective date of such Termination, such portion shall be deemed to have expired unexercised on such effective date."

     (2) The original warrant covered 50,000 shares and has been exercised with respect to 12,000 of such shares.

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